Significant Accounting Policies and Accounting Developments	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Significant Accounting Policies and Accounting Developments
Basis of Presentation and Accounting Policies
Basis of Presentation
The accompanying condensed consolidated balance sheet as of June 30, 2012, the related condensed consolidated statements of income and comprehensive income for the three and six months ended June 30, 2012 and 2011, and the condensed consolidated statements of cash flows for the six months ended June 30, 2012 and 2011, of Flowserve Corporation, are unaudited. In management’s opinion, all adjustments comprising normal recurring adjustments necessary for a fair presentation of such condensed consolidated financial statements have been made.
The accompanying condensed consolidated financial statements and notes in this Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012 ("Quarterly Report") are presented as permitted by Regulation S-X and do not contain certain information included in our annual financial statements and notes thereto. Accordingly, the accompanying condensed consolidated financial information should be read in conjunction with the consolidated financial statements presented in our Annual Report on Form 10-K for the year ended December 31, 2011 ("2011 Annual Report").
European Sovereign Debt Crisis – At June 30, 2012, we had no direct investments in European sovereign or non-sovereign debt. However, certain of our defined benefit plans hold investments in European equity and fixed income securities as discussed in Note 12 to our consolidated financial statements included in our 2011 Annual Report. Other than broad, macro-level economic impacts, including foreign exchange rate impacts, we did not experience any direct or measurable disruptions during the three and six months ended June 30, 2012 due to the European sovereign debt crisis. We will continue to monitor and evaluate the impact of any future developments in the region on our current business, our customers and suppliers and the state of the global economy.
Events in North Africa and Middle East – As previously disclosed in our 2011 Annual Report, during 2011 political and economic conditions in North Africa caused us to experience shipment delays to this region. For the three and six months ended June 30, 2012 there was no impact to operating income due to delayed shipments to this region. The preponderance of our physical assets in the region are located in the Kingdom of Saudi Arabia and the United Arab Emirates and have, to date, not been significantly affected by the unrest elsewhere in the region.
Accounting Policies
Significant accounting policies, for which no significant changes have occurred in the six months ended June 30, 2012, are detailed in Note 1 to our consolidated financial statements included in our 2011 Annual Report.
Accounting Developments
Pronouncements Implemented
In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," which clarifies the requirements in accounting principles generally accepted in the United States ("U.S. GAAP") for measuring fair value and for disclosing information about fair value measurements in order to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards ("IFRSs"). The amendments do not result in a major change in the application of the requirements in Topic 820, but clarify the application of existing fair value measurement requirements and change particular principles or requirements for measuring fair value and for disclosing information about fair value measurements. Our adoption of ASU No. 2011-04, effective January 1, 2012, had no impact on our consolidated financial condition and results of operations.
In June 2011, the FASB issued ASU No. 2011-05, "Comprehensive Income (Accounting Standards Codification ("ASC") 220): Presentation of Comprehensive Income," which specifies that an entity has the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This amendment also requires an entity to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income. In December 2011, the FASB issued ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05," to defer the requirement to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income. Our adoption of ASU Nos. 2011-05 and 2011-12, effective January 1, 2012, had no impact on our consolidated financial condition and results of operations.
In September 2011, the FASB issued ASU No. 2011-08, "Intangibles - Goodwill and Other (ASC 350): Testing Goodwill for Impairment," which specifies that an entity has the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. An entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. Our adoption of ASU No. 2011-08, effective January 1, 2012, had no impact on our consolidated financial condition and results of operations.
 Pronouncements Not Yet Implemented
In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities," which requires enhanced disclosures about financial instruments and derivative instruments that are either (1) offset in accordance with either ASC 210-20-45, "Balance Sheet - Offsetting," or ASC 815-10-45, "Derivatives and Hedging - Overall," or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either ASC 210-20-45 or ASC 815-10-45. ASU No. 2011-11 is effective for fiscal years, and interim periods within those years, beginning after December 31, 2012. The disclosure requirements shall be applied retrospectively for all periods presented. The adoption of ASU No. 2011-11 will not have an impact on our consolidated financial condition and results of operations.

SIGNIFICANT ACCOUNTING POLICIES AND ACCOUNTING DEVELOPMENTS
We are principally engaged in the worldwide design, manufacture, distribution and service of industrial flow management equipment. We provide long lead-time, custom and other highly engineered pumps; standardized, general purpose pumps; mechanical seals; industrial valves; and related automation products and solutions primarily for oil and gas, chemical, power generation, water management and other general industries requiring flow management products and services. Equipment manufactured and serviced by us is predominantly used in industries that deal with difficult-to-handle and corrosive fluids, as well as environments with extreme temperatures, pressure, horsepower and speed. Our business is affected by economic conditions in the United States ("U.S.") and other countries where our products are sold and serviced, by the cyclical nature and competitive environment of the oil and gas, chemical, power generation, water management and other industries served, by the relationship of the U.S. dollar to other currencies and by the demand for and pricing of our customers’ end products.
European Sovereign Debt Crisis — At December 31, 2011, we had no direct investments in European sovereign or non-sovereign debt. However, certain of our defined benefit plans hold investments in European equity and fixed income securities as discussed in Note 12. Other than broad, macro-level economic impacts, we did not experience any direct or measurable disruptions in 2011 due to the European sovereign debt crisis. We will continue to monitor and evaluate the impact of any future developments in the region on our current business, our customers and suppliers and the state of the global economy. Additional adverse developments could potentially impact our customers’ exposures to sovereign and non-sovereign European debt and could soften the level of capital investment and demand for our products and services.
Ongoing Events in North Africa, Middle East and Japan — Ongoing political and economic conditions in North Africa have caused us to experience shipment delays to this region. We estimate that the shipments to this region that have been delayed resulted in lost or delayed opportunities for operating income of $11.2 million for 2011. The preponderance of our physical assets in the region are located in the Kingdom of Saudi Arabia and the United Arab Emirates and have, to date, not been significantly affected by the unrest elsewhere in the region.
We continue to assess the conditions and potential adverse impacts of the earthquake and tsunami in Japan in early 2011, in particular as they relate to our customers and suppliers in the impacted regions, as well as announced and potential regulatory impacts to the global nuclear power market. During 2011, we did not experience any significant adverse impacts due to shipment delays, collection issues or supply chain disruptions. We are also closely monitoring the effects of the Japan crisis on the global nuclear power industry. While it is difficult to estimate the long-term effect of the Fukushima plant shutdown on the global nuclear power market, we have continued to ship nuclear orders in our backlog without significant disruption. We believe that there has been a related reduction in nuclear orders that could continue in the near term, though other parts of our overall power generation business could benefit as nuclear priorities are reevaluated.
Segment Reorganization — As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2010, we reorganized our divisional operations by combining the former Flowserve Pump Division ("FPD") and former Flow Solutions Division ("FSD") into the Flow Solutions Group ("FSG"), effective January 1, 2010. FSG was divided into two reportable segments based on type of product and how we manage the business: FSG Engineered Product Division ("EPD") and FSG Industrial Product Division ("IPD"). EPD includes the longer lead-time, custom and other highly engineered pump product operations of the former FPD and substantially all of the operations of the former FSD. IPD consists of the more standardized, general purpose engineered pump product operations of the former FPD. Flow Control Division ("FCD") was not affected. We have retrospectively adjusted prior period financial information to reflect the current reporting structure.
Venezuela — As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2010, effective January 11, 2010, the Venezuelan government devalued its currency (Bolivar) and moved to a two-tier exchange structure. The official exchange rate moved from 2.15 to 4.30 Bolivars to the U.S. dollar for non-essential items and to 2.60 Bolivars to the U.S. dollar for essential items. Additionally, effective January 1, 2010, Venezuela was designated as hyperinflationary, and as a result, we began to use the U.S. dollar as our functional currency in Venezuela. On December 30, 2010, the Venezuelan government announced its intention to eliminate the favorable essential items rate effective January 1, 2011. Our operations in Venezuela generally consist of a service center that both imports equipment and parts from certain of our other locations for resale to third parties within Venezuela and performs service and repair activities. Our Venezuelan subsidiary’s sales for the year ended December 31, 2011 and total assets at December 31, 2011 represented less than 1% of our consolidated sales and total assets for the same period.
Although approvals by Venezuela’s Commission for the Administration of Foreign Exchange have slowed, we have historically been able to remit dividends and other payments at the official rate, and we currently anticipate doing so in the future. Accordingly, we used the official rate of 4.30 Bolivars to the U.S. dollar for re-measurement of our Venezuelan financial statements into U.S. dollars for all periods presented.
As a result of the currency devaluation, we recognized a net loss of $7.6 million in 2010. The loss was reported in other income (expense), net in our consolidated statement of income and resulted in no tax benefit. The elimination of the favorable essential items rate, effective January 1, 2011, had no impact on our consolidated financial position or results of operations as of and for the year ended December 31, 2011 included in this Annual Report on Form 10-K for the year ended December 31, 2011 ("Annual Report").
We have evaluated the carrying value of related assets and concluded that there is no current impairment. We are continuing to assess and monitor the ongoing impact of the currency devaluations on our Venezuelan operations and imports into the market, including our Venezuelan subsidiary’s ability to remit cash for dividends and other payments at the official rate, as well as further actions of the Venezuelan government and economic conditions in Venezuela that may adversely impact our future consolidated financial condition or results of operations.
Principles of Consolidation — The consolidated financial statements include the accounts of our company and our wholly and majority-owned subsidiaries. In addition, we consolidate any variable interest entities for which we are deemed to be the primary beneficiary. Noncontrolling interests of non-affiliated parties have been recognized for all majority-owned consolidated subsidiaries. Intercompany profits, transactions and balances among consolidated entities have been eliminated from our consolidated financial statements. Investments in unconsolidated affiliated companies, which represent noncontrolling ownership interests between 20% and 50%, are accounted for using the equity method, which approximates our equity interest in their underlying equivalent net book value under accounting principles generally accepted in the U.S. ("GAAP"). Investments in interests where we own less than 20% of the investee are accounted for by the cost method, whereby income is only recognized in the event of dividend receipt. Investments accounted for by the cost method are tested annually for impairment. We recorded a $3.1 million gain in 2010 on the sale of an investment in a joint venture that was accounted for under the cost method.
Use of Estimates — The process of preparing financial statements in conformity with GAAP requires management to make estimates and assumptions that affect reported amounts of certain assets, liabilities, revenues and expenses. Management believes its estimates and assumptions are reasonable; however, actual results may differ materially from such estimates. The most significant estimates and assumptions made by management are used in determining:

•	Revenue recognition, net of liquidated damages and other delivery penalties;

•	Income taxes, deferred taxes, tax valuation allowances and tax reserves;

•	Reserves for contingent loss;

•	Retirement and postretirement benefits; and

•	Valuation of goodwill, indefinite-lived intangible assets and other long-lived assets.
Revenue Recognition — Revenues for product sales are recognized when the risks and rewards of ownership are transferred to the customers, which is typically based on the contractual delivery terms agreed to with the customer and fulfillment of all but inconsequential or perfunctory actions. In addition, our policy requires persuasive evidence of an arrangement, a fixed or determinable sales price and reasonable assurance of collectability. We defer the recognition of revenue when advance payments are received from customers before performance obligations have been completed and/or services have been performed. Freight charges billed to customers are included in sales and the related shipping costs are included in cost of sales in our consolidated statements of income. Our contracts typically include cancellation provisions that require customers to reimburse us for costs incurred up to the date of cancellation, as well as any contractual cancellation penalties.
We enter into certain contracts with multiple deliverables that may include any combination of designing, developing, manufacturing, modifying, installing and commissioning of flow management equipment and providing services related to the performance of such products. Delivery of these products and services typically occurs within a one to two-year period, although many arrangements, such as "book and ship" type orders, have a shorter timeframe for delivery. We aggregate or separate deliverables into units of accounting based on whether the deliverable(s) have standalone value to the customer and when no general right of return exists. Contract value is allocated ratably to the units of accounting in the arrangement based on their relative selling prices determined as if the deliverables were sold separately.
Revenues for long-term contracts that exceed certain internal thresholds regarding the size and duration of the project and provide for the receipt of progress billings from the customer are recorded on the percentage of completion method with progress measured on a cost-to-cost basis. Percentage of completion revenue represents less than 9% of our consolidated sales for each year presented.
Revenue on service and repair contracts is recognized after services have been agreed to by the customer and rendered. Revenues generated under fixed fee service and repair contracts are recognized on a ratable basis over the term of the contract. These contracts can range in duration, but generally extend for up to five years. Fixed fee service contracts represent aproximately 1% of consolidated sales for each year presented.
In certain instances, we provide guaranteed completion dates under the terms of our contracts. Failure to meet contractual delivery dates can result in late delivery penalties or non-recoverable costs. In instances where the payment of such costs are deemed to be probable, we perform a project profitability analysis, accounting for such costs as a reduction of realizable revenues, which could potentially cause estimated total project costs to exceed projected total revenues realized from the project. In such instances, we would record reserves to cover such excesses in the period they are determined. In circumstances where the total projected revenues still exceed total projected costs, the incurrence of unrealized incentive fees or non-recoverable costs generally reduces profitability of the project at the time of subsequent revenue recognition.
Cash and Cash Equivalents — We place temporary cash investments with financial institutions and, by policy, invest in those institutions and instruments that have minimal credit risk and market risk. These investments, with an original maturity of three months or less when purchased, are classified as cash equivalents. They are highly liquid and principal values are not subject to significant risk of change due to interest rate fluctuations.
Allowance for Doubtful Accounts and Credit Risk — The allowance for doubtful accounts is established based on estimates of the amount of uncollectible accounts receivable, which is determined principally based upon the aging of the accounts receivable, but also customer credit history, industry and market segment information, economic trends and conditions and credit reports. Customer credit issues, customer bankruptcies or general economic conditions may also impact our estimates.
Credit risks are mitigated by the diversity of our customer base across many different geographic regions and industries and by performing creditworthiness analyses on our customers. Additionally, we mitigate credit risk through letters of credit and advance payments received from our customers. As of December 31, 2011 and 2010, we do not believe that we have any significant concentrations of credit risk.
Inventories and Related Reserves — Inventories are stated at the lower-of-cost or market. Cost is determined by the first-in, first-out method. Reserves for excess and obsolete inventories are based upon our assessment of market conditions for our products determined by historical usage and estimated future demand. Due to the long life cycles of our products, we carry spare parts inventories that have historically low usage rates and provide reserves for such inventory based on demonstrated usage and aging criteria.
Income Taxes, Deferred Taxes, Tax Valuation Allowances and Tax Reserves — We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are calculated using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. We record valuation allowances to reflect the estimated amount of deferred tax assets that may not be realized based upon our analysis of existing deferred tax assets, net operating losses and tax credits by jurisdiction and expectations of our ability to utilize these tax attributes through a review of past, current and estimated future taxable income and establishment of tax strategies.
We provide deferred taxes for the temporary differences associated with our investment in foreign subsidiaries that have a financial reporting basis that exceeds tax basis, unless we can assert permanent reinvestment in foreign jurisdictions. Financial reporting basis and tax basis differences in investments in foreign subsidiaries consist of both unremitted earnings and losses, as well as foreign currency translation adjustments.
The amount of income taxes we pay is subject to ongoing audits by federal, state, and foreign tax authorities, which often result in proposed assessments. We establish reserves for open tax years for uncertain tax positions that may be subject to challenge by various tax authorities. The consolidated tax provision and related accruals include the impact of such reasonably estimable losses and related interest and penalties as deemed appropriate.
We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities. The determination is based on the technical merits of the position and presumes that each uncertain tax position will be examined by the relevant taxing authority that has full knowledge of all relevant information. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.
While we believe we have adequately provided for any reasonably foreseeable outcome related to these matters, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities. To the extent that the expected tax outcome of these matters changes, such changes in estimate will impact the income tax provision in the period in which such determination is made.
Legal and Environmental Accruals — Legal and environmental reserves are recorded based upon a case-by-case analysis of the relevant facts and circumstances and an assessment of potential legal obligations and costs. Amounts relating to legal and environmental liabilities are recorded when it is probable that a loss has been incurred and such loss is estimable. Assessments of legal and environmental costs are based on information obtained from our independent and in-house experts and our loss experience in similar situations. Estimates are updated as applicable when new information regarding the facts and circumstances of each matter becomes available. Legal fees associated with legal and environmental liabilities are expensed as incurred.
Estimates of liabilities for unsettled asbestos-related claims are based on known claims and on our experience during the preceding two years for claims filed, settled and dismissed, with adjustments for events deemed unusual and unlikely to recur, and are included in retirement obligations and other liabilities in our consolidated balance sheets. A substantial majority of our asbestos-related claims are covered by insurance or indemnities. Estimated indemnities and receivables from insurance carriers for unsettled claims and receivables for settlements and legal fees paid by us for asbestos-related claims are estimated using our historical experience with insurance recovery rates and estimates of future recoveries, which include estimates of coverage and financial viability of our insurance carriers. Estimated receivables are included in other assets, net in our consolidated balance sheets. In one asbestos insurance related matter, we have a claim in litigation against relevant insurers substantially in excess of the recorded receivable. If our claim is resolved more favorably than reflected in this receivable, we would benefit from a one-time gain in the amount of such excess. We are currently unable to estimate the impact, if any, of unasserted asbestos-related claims, although future claims would also be subject to existing indemnities and insurance coverage.
Warranty Accruals — Warranty obligations are based upon product failure rates, materials usage, service delivery costs, an analysis of all identified or expected claims and an estimate of the cost to resolve such claims. The estimates of expected claims are generally a factor of historical claims and known product issues. Warranty obligations based on these factors are adjusted based on historical sales trends for the preceding 24 months.
Insurance Accruals — Insurance accruals are recorded for wholly or partially self-insured risks such as medical benefits and workers’ compensation and are based upon an analysis of our claim loss history, insurance deductibles, policy limits and other relevant factors and are included in accrued liabilities in our consolidated balance sheets. The estimates are based upon information received from actuaries, insurance company adjusters, independent claims administrators or other independent sources. Changes in claims and differences between actual and expected claim losses could impact future accruals. Receivables from insurance carriers are estimated using our historical experience with insurance recovery rates and estimates of future recoveries, which include estimates of coverage and financial viability of our insurance carriers. Estimated receivables are included in accounts receivable, net and other assets, net, as applicable, in our consolidated balance sheets.
Pension and Postretirement Obligations — Determination of pension and postretirement benefits obligations is based on estimates made by management in consultation with independent actuaries and investment advisors. Inherent in these valuations are assumptions including discount rates, expected rates of return on plan assets, retirement rates, mortality rates and rates of compensation increase and other factors. Current market conditions, including changes in rates of return, interest rates and medical inflation rates, are considered in selecting these assumptions.
Actuarial gains and losses and prior service costs are recognized in accumulated other comprehensive loss as they arise and we amortize these costs into net pension expense over the remaining expected service period.
Valuation of Goodwill, Indefinite-Lived Intangible Assets and Other Long-Lived Assets  — The value of goodwill and indefinite-lived intangible assets is tested for impairment as of December 31 each year or whenever events or circumstances indicate such assets may be impaired. In connection with our segment reorganization in 2010, we reallocated goodwill to our redefined reporting units and evaluated goodwill for impairment. The identification of our reporting units began at the operating segment level: EPD, IPD and FCD, and considered whether components one level below the operating segment levels should be identified as reporting units for purpose of testing goodwill for impairment based on certain conditions. These conditions included, among other factors, (i) the extent to which a component represents a business and (ii) the aggregation of economically similar components within the operating segments and resulted in nine reporting units. Other factors that were considered in determining whether the aggregation of components was appropriate included the similarity of the nature of the products and services, the nature of the production processes, the methods of distribution and the types of industries served.
Impairment losses for goodwill are recognized whenever the implied fair value of goodwill is less than the carrying value. We estimate the fair value of our reporting units based on an income approach, whereby we calculate the fair value of a reporting unit based on the present value of estimated future cash flows. A discounted cash flow analysis requires us to make various judgmental assumptions about future sales, operating margins, growth rates and discount rates, which are based on our budgets, business plans, economic projections, anticipated future cash flows and market participants. Assumptions are also made for varying perpetual growth rates for periods beyond the long-term business plan period. We did not record an impairment of goodwill in 2011, 2010 or 2009.
We also consider our market capitalization in our evaluation of the fair value of our goodwill. Although our market capitalization declined compared with 2010, it did not decline to a level that indicated a potential impairment of our goodwill as of December 31, 2011.
Impairment losses for indefinite-lived intangible assets are recognized whenever the estimated fair value is less than the carrying value. Fair values are calculated for trademarks using a "relief from royalty" method, which estimates the fair value of the trademarks by determining the present value of the royalty payments that are avoided as a result of owning the trademark. This method includes judgmental assumptions about sales growth and discount rates that have a significant impact on the fair value and are substantially consistent with the assumptions used to determine the fair value of our reporting units discussed above. We did not record a material impairment of our trademarks in 2011, 2010 or 2009.
The net realizable value of other long-lived assets, including property, plant and equipment and finite-lived intangible assets, is reviewed periodically, when indicators of potential impairments are present, based upon an assessment of the estimated future cash flows related to those assets, utilizing a methodology similar to that for goodwill. Additional considerations related to our long-lived assets include expected maintenance and improvements, changes in expected uses and ongoing operating performance and utilization.
Property, Plant and Equipment and Depreciation — Property, plant and equipment are stated at historical cost, less accumulated depreciation. If asset retirement obligations exist, they are capitalized as part of the carrying amount of the asset and depreciated over the remaining useful life of the asset. The useful lives of leasehold improvements are the lesser of the remaining lease term or the useful life of the improvement. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and any resulting gains or losses are included in income from operations for the period. Depreciation is computed by the straight-line method based on the estimated useful lives of the depreciable assets. Generally, the estimated useful lives of the assets are:

Buildings and improvements	10 to 40 years
Furniture and fixtures	3 to 7 years
Machinery and equipment	3 to 14 years
Capital leases (based on lease term)	3 to 25 years

Costs related to routine repairs and maintenance are expensed as incurred.
Internally Developed Software — We capitalize certain costs associated with the development of internal-use software. Generally, these costs are related to significant software development projects and are amortized over their estimated useful life, typically three to five years, upon implementation of the software.
Intangible Assets — Intangible assets, excluding trademarks (which are considered to have an indefinite life), consist primarily of engineering drawings, distribution networks, existing customer relationships, software, patents and other items that are being amortized over their estimated useful lives generally ranging from 3 to 40 years. These assets are reviewed for impairment whenever events and circumstances indicate impairment may have occurred.
Deferred Loan Costs — Deferred loan costs, consisting of fees and other expenses associated with debt financing, are amortized over the term of the associated debt using the effective interest method. Additional amortization is recorded in periods where optional prepayments on debt are made.
Fair Values of Financial Instruments — The carrying amounts of our financial instruments approximated fair value at December 31, 2011 and 2010.
Assets and liabilities recorded at fair value in our consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. Hierarchical levels, as defined by Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosures," are directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities. An asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of significant input to its valuation. Hierarchical levels are as follows:
Level I — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level II — Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.
Level III — Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.
Derivatives and Hedging Activities — As part of our risk management strategy, we enter into derivative contracts to mitigate certain financial risks related to foreign currencies and interest rates. We have a risk-management and derivatives policy outlining the conditions under which we can enter into financial derivative transactions.
We employ a foreign currency economic hedging strategy to minimize potential losses in earnings or cash flows from unfavorable foreign currency exchange rate movements. This strategy also minimizes potential gains from favorable exchange rate movements. Foreign currency exposures arise from transactions, including firm commitments and anticipated transactions, denominated in a currency other than an entity’s functional currency and from translation of foreign-denominated assets and liabilities into U.S. dollars. The primary currencies in which we operate, in addition to the U.S. dollar, are the Argentine peso, Australian dollar, Brazilian real, British pound, Canadian dollar, Chinese yuan, Colombian peso, Euro, Indian rupee, Japanese yen, Mexican peso, Singapore dollar, Swedish krona and Venezuelan bolivar. We enter into interest rate swap agreements for the purpose of hedging our exposure to floating interest rates on certain portions of our debt.
Our policy to achieve hedge accounting treatment requires us to document all relationships between hedging instruments and hedged items, our risk management objective and strategy for entering into hedges and whether we intend to designate a formal hedge accounting relationship. This process includes linking all derivatives that are designated in a formal hedge accounting relationship as fair value, cash flow or foreign currency hedges of (1) specific assets and liabilities on the balance sheet or (2) specific firm commitments or forecasted transactions. In cases where we designate a hedge, we assess (both at the inception of the hedge and on an ongoing basis) whether the derivatives have been highly effective in offsetting changes in the fair value or cash flows of hedged items and whether those derivatives may be expected to remain highly effective in future periods. Failure to demonstrate effectiveness in offsetting exposures retroactively or prospectively would cause us to deem the hedge ineffective.
All derivatives are recognized on the balance sheet at their fair values. For derivatives that do not qualify for hedge accounting or for which we have not elected to apply hedge accounting, which includes substantially all of our forward exchange contracts, the changes in the fair values of these derivatives are recognized in other income (expense), net in the consolidated statements of income.
At the inception of a new derivative contract for which formal hedge accounting has been elected, our policy requires us to designate the derivative as a hedge of (a) a forecasted transaction or (b) the variability of cash flows that are to be received or paid in connection with a recognized asset or liability (a "cash flow" hedge). We have not historically entered into hedges of fair values. Changes in the fair value of a derivative that is highly effective, documented, designated and qualified as a cash flow hedge, to the extent that the hedge is effective, are recorded in other comprehensive (expense) income, until earnings are affected by the variability of cash flows of the hedged transaction. Upon settlement, realized gains and losses are recognized in other income (expense), net in the consolidated statements of income. Any hedge ineffectiveness (which represents the amount by which the changes in the fair value of the derivative do not mirror the change in the cash flow of the forecasted transaction) is recorded in current period earnings.
We discontinue hedge accounting when:

•	we deem the hedge to be ineffective and determine that the designation of the derivative as a hedging instrument is no longer appropriate;

•	the derivative no longer effectively offsets changes in the cash flows of a hedged item (such as firm commitments or contracts);

•	the derivative expires, terminates or is sold; or

•	occurrence of the contracted or committed transaction is no longer probable, or will not occur in the originally expected period.
When hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its estimated fair value on the balance sheet, recognizing changes in the fair value in current period earnings. If a cash flow hedge becomes ineffective, any deferred gains or losses on the cash flow hedge remain in accumulated other comprehensive loss until the exposure relating to the item underlying the hedge is recognized. If it becomes probable that a hedged forecasted transaction will not occur, deferred gains or losses on the hedging instrument are recognized in earnings immediately.
Foreign Currency Translation — Assets and liabilities of our foreign subsidiaries are translated to U.S. dollars at exchange rates prevailing at the balance sheet date, while income and expenses are translated at average rates for each month. Translation gains and losses are reported as a component of accumulated other comprehensive loss.
Transaction and translation gains and losses arising from intercompany balances are reported as a component of accumulated other comprehensive loss when the underlying transaction stems from a long-term equity investment or from debt designated as not due in the foreseeable future. Otherwise, we recognize transaction gains and losses arising from intercompany transactions as a component of income. Where intercompany balances are not long-term investment related or not designated as due beyond the foreseeable future, we may mitigate risk associated with foreign currency fluctuations by entering into forward exchange contracts. See Note 6 for further discussion of these forward exchange contracts.
Transactional currency gains and losses arising from transactions in currencies other than our sites’ functional currencies and changes in fair value of forward exchange contracts that do not qualify for hedge accounting are included in our consolidated results of operations. For the years ended December 31, 2011, 2010 and 2009, we recognized net gains (losses) of $3.7 million, $(26.5) million and $(7.8) million, respectively, of such amounts in other income (expense), net in the accompanying consolidated statements of income.
Stock-Based Compensation — Stock-based compensation is measured at the grant-date fair value. The exercise price of stock option awards and the value of restricted share, restricted share unit and performance-based unit awards (collectively referred to as "Restricted Shares") are set at the closing price of our common stock on the New York Stock Exchange on the date of grant, which is the date such grants are authorized by our Board of Directors. Restricted share units and performance-based units refer to restricted awards that do not have voting rights and accrue dividends, which are forfeited if vesting does not occur.
Options are expensed using the graded vesting model, whereby we recognize compensation cost over the requisite service period for each separately vesting tranche of the award. We adjust share-based compensation at least annually for changes to the estimate of expected equity award forfeitures based on actual forfeiture experience. The intrinsic value of Restricted Shares, which is typically the product of share price at the date of grant and the number of Restricted Shares granted, is amortized on a straight-line basis to compensation expense over the periods in which the restrictions lapse based on the expected number of shares that will vest. The forfeiture rate is based on unvested Restricted Shares forfeited compared with original total Restricted Shares granted over a 4-year period, excluding significant forfeiture events that are not expected to recur.
Earnings Per Share — We use the two-class method of calculating Earnings Per Share ("EPS"). The "two-class" method is an earnings allocation formula that determines earnings per share for each class of common stock and participating security as if all earnings for the period had been distributed. Unvested restricted share awards that earn non-forfeitable dividend rights qualify as participating securities and, accordingly, are included in the basic computation as such. Our unvested restricted shares participate on an equal basis with common shares; therefore, there is no difference in undistributed earnings allocated to each participating security. Accordingly, the presentation below is prepared on a combined basis and is presented as earnings per common share. The following is a reconciliation of net earnings of Flowserve Corporation and weighted average shares for calculating basic net earnings per common share.
Earnings per weighted average common share outstanding was calculated as follows:

	Year Ended December 31,
	2011	2010	2009
	(Amounts in thousands, except per share data)
Net earnings of Flowserve Corporation	$428,582	$388,290	$427,887
Dividends on restricted shares not expected to vest	15	16	23
Earnings attributable to common and participating shareholders	$428,597	$388,306	$427,910
Weighted average shares:
Common stock	55,273	55,434	55,400
Participating securities	270	330	440
Denominator for basic earnings per common share	55,543	55,764	55,840
Effect of potentially dilutive securities	559	651	522
Denominator for diluted earnings per common share	56,102	56,415	56,362
Net earnings per share attributable to Flowserve Corporation common shareholders:
Basic	$7.72	$6.96	$7.66
Diluted	7.64	6.88	7.59

Diluted earnings per share above is based upon the weighted average number of shares as determined for basic earnings per share plus shares potentially issuable in conjunction with stock options and Restricted Shares.
For each of the three years ended December 31, 2011, 2010 and 2009, we had no options to purchase common stock that were excluded from the computations of potentially dilutive securities.
Research and Development Expense — Research and development costs are charged to expense when incurred. Aggregate research and development costs included in selling, general and administrative expenses ("SG&A") were $35.0 million, $29.5 million and $29.4 million in 2011, 2010 and 2009, respectively. Costs incurred for research and development primarily include salaries and benefits and consumable supplies, as well as rent, professional fees, utilities and the depreciation of property and equipment used in research and development activities.
Business Combinations — All business combinations referred to in these financial statements used the purchase method of accounting, under which we allocate the purchase price to the identifiable tangible and intangible assets and liabilities, recognizing goodwill when the purchase price exceeds fair value of such identifiable assets acquired, net of liabilities assumed.
Accounting Developments
Pronouncements Implemented
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Fair Value Measurements and Disclosures (ASC 820): Improving Disclosures about Fair Value Measurements," which requires additional disclosures on transfers in and out of Level I and Level II and on activity for Level III fair value measurements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures of Level III activity, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Our adoption of ASU No. 2010-06 had no material impact on our consolidated financial condition or results of operations.
In September 2009, the FASB issued ASU No. 2009-13, "Revenue Recognition (ASC 605): Multiple-Deliverable Revenue Arrangements - a consensus of the FASB Emerging Issues Task Force," which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit and requires expanded revenue recognition policy disclosures. This amendment addresses how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting. Our adoption of ASU No. 2009-13, effective January 1, 2011, had no impact on our consolidated financial condition or results of operations.
In December 2010, the FASB issued ASU No. 2010-28, "Intangibles - Goodwill and Other (ASC 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts - a consensus of the FASB Emerging Issues Task Force," which modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. This amendment requires an entity to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider whether there are any adverse qualitative factors indicating that an impairment may exist. Our adoption of ASU No. 2010-28, effective January 1, 2011, had no impact on our consolidated financial condition or results of operations.
In December 2010, the FASB issued ASU No. 2010-29, "Business Combinations (ASC 805): Disclosure of Supplementary Pro Forma Information for Business Combinations - a consensus of the FASB Emerging Issues Task Force," which specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This amendment also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. Our adoption of ASU No. 2010-29, effective January 1, 2011, had no material impact on our consolidated financial condition or results of operations.
Pronouncements Not Yet Implemented
In June 2011, the FASB issued ASU No. 2011-05, "Comprehensive Income (ASC 220): Presentation of Comprehensive Income," which specifies that an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This amendment also requires an entity to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income. In December 2011, the FASB issued ASU No. 2011-12 to defer the requirement to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income. ASU No. 2011-05 and 2011-12 are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The presentation and disclosure requirements shall be applied retrospectively for all periods presented. The adoption of ASU No. 2011-05 and 2011-12 will not have an impact on our consolidated financial condition and results of operations.
In September 2011, the FASB issued ASU No. 2011-08, "Intangibles - Goodwill and Other (ASC 350): Testing Goodwill for Impairment," which specifies that an entity has the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. An entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. ASU No. 2011-08 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. We do not expect the adoption of ASU No. 2011-08 to have a material impact on our consolidated financial condition and results of operations.
In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities," which requires enhanced disclosures about financial instruments and derivative instruments that are either (1) offset in accordance with either ASC 210-20-45, "Balance Sheet - Offsetting," or ASC 815-10-45, "Derivatives and Hedging - Overall," or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either ASC 210-20-45 or ASC 815-10-45. The adoption of ASU No. 2011-11 will not have an impact on our consolidated financial condition and results of operations.